WAIVER AND AMENDMENT AGREEMENT

     This Waiver and Amendment Agreement (this "Agreement") is entered into as of July 6, 2000, between Employee Solutions, Inc., an Arizona corporation, E.R.C. of Indiana, Inc., an Indiana corporation, Employee Resources Corporation, an Indiana corporation, Employee Solutions - East, Inc., a Georgia corporation, Employee Solutions - Midwest, Inc., a Michigan corporation, Employee Solutions-- Ohio, Inc., an Indiana corporation, Employee Solutions of Alabama, Inc., an Alabama corporation, Employee Solutions of California, Inc., a Nevada corporation, Employee Solutions of Texas, Inc., a Texas corporation, Employee Solutions - North America, Inc., a Delaware corporation, Employee Solutions - Southeast, Inc., a Florida corporation, ERC of Minn, Inc., a Minnesota corporation, ERC of Ohio, Inc., a Michigan corporation, ESI - Nevada Holding Company, Inc., a Nevada corporation, ESI America, Inc., a Nevada corporation, ESI Risk Management Agency, Inc., an Arizona corporation, ESI - Midwest, Inc., a Nevada corporation, ESI - New York, Inc., an Arizona corporation, Fidelity Resources Corporation, an Oklahoma corporation, Logistics Personnel Corp., a Nevada corporation, Phoenix Capital Management, Inc., an Indiana corporation, jointly and severally as co-borrowers (hereinafter, individually and collectively, "Debtors"), and Ableco Finance LLC, a Delaware limited liability company ("Ableco"), and Foothill Capital Corporation, a California corporation ("Agent", and collectively with Abelco, "Lenders"), in light of the following:

     WHEREAS, Debtors executed and delivered to Lenders that certain Loan and Security Agreement (the "Loan Agreement"), letter of credit reimbursement agreements, Uniform Commercial Code Financing Statements and other documents, instruments and agreements (collectively, the "Loan Documents");

     WHEREAS, Debtors have defaulted in the compliance with various covenants, terms, conditions and provisions of the Loan Documents (collectively, the "Existing Defaults");

     WHEREAS, Debtor has requested Lenders to enter into this Agreement for the purpose of amending certain of the terms of the Loan Documents, affirming Debtors' liabilities thereunder, and waiving the Existing Defaults; and

     WHEREAS, Lenders have agreed to amend and waive with respect to such terms of the Loan Documents subject to all of the conditions, requirements and terms of this Agreement.

     NOW,  THEREFORE,  in  consideration of the foregoing and for other good and
valuable   consideration,   the  receipt   and   adequacy  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

     1. DEFINITIONS

     Unless expressly defined herein, all capitalized terms used herein shall have the meanings assigned to them in the Loan Agreement.

     2. ACKNOWLEDGMENT OF DEFAULTS.

     Debtors hereby acknowledge and agree that they are currently in default under the Loan Documents by reason of the Existing Defaults, such Existing Defaults being specifically described as follows:

          a. Section 6.6 of the Loan Agreement. Debtors have failed to maintain cash in accordance with this provision.

          b. Section 7.20(a) of the Loan Agreement. Debtors have failed to maintain the required tangible net worth.

          c. Section 7.20(b) of the Loan Agreement. Debtors have failed to achieve the required EBITDA.

          d. Section 7.20(c) of the Loan Agreement. Debtors have failed to maintain the minimum average active employee headcount.

          e. Section 8.10 of the Loan Agreement. Debtors have committed one or more events of default under the Indenture.

Debtors represent that such Existing Defaults comprise all of Debtors' defaults under the Loan Documents. Debtors hereby waive any and all rights they may have to contest or dispute the validity of the Existing Defaults. Debtors hereby further acknowledge and agree that Lenders are relying upon Debtors' acknowledgement of the existence of the Existing Defaults and Debtors' waiver of any right to dispute the existence thereof in entering into this Agreement.

     3. ACKNOWLEDGEMENT OF DEBT.

     Debtors acknowledge and agree that as of June 30, 2000 Debtors are obligated to Lenders in an amount no less than fifteen million four hundred thousands dollars ($15,400,000.00), plus accrued interests, fees, costs, and any other applicable charges.

     4. LIMITED WAIVER.

     In consideration of the satisfaction of the terms hereof by Debtors and subject to the fulfillment of all of the conditions precedent set forth herein, Lenders hereby waive any of their rights and remedies under the Loan Documents with respect to the Existing Defaults; PROVIDED, HOWEVER, the foregoing waiver is limited only to those Existing Defaults that are expressly described in Paragraph 2 hereto and does not extend to any other defaults, breaches or failures under the Loan Documents which are not so described, whether now existing or hereafter arising, does not extend to any deterioration of circumstances which has the effect of creating an additional default under a term of any Loan Document with respect to which there currently exists an Existing Default, and except as may be modified by subsequent agreement of the parties which modifies this Agreement, any of the Existing Defaults or any of the Loan Documents, does not extend to any failure to comply with the terms of this Agreement or the Loan Documents (collectively, "Additional Defaults"). Additional Defaults shall include, without limitation, any acceleration of the Indenture obligations, any additional defaults under the Indenture, and the exercise of any remedies under the Indenture on account of existing or future defaults.

     5. AMENDMENTS OF LOAN DOCUMENTS.

     Debtors and Lenders hereby agree that the terms of the Loan Agreement are amended only follows (collectively, the "Amendments"):

          a. Section 2.6(a) shall be replaced in its entirety with the following:

               "(a) Interest Rate. Except as provided in clause (c) below, effective April 30, 2000, (i) all Obligations (except for the Term Loan and amounts undrawn under Letters of Credit) shall bear interest at a per annum rate of two (2) percentage points above the reference rate and (ii) the Term Loan shall bear interest at a rate of 15.50 percent per annum, increasing by twenty-five basis points per month beginning on September 1, 2000 and on the first day of each month thereafter for so long as any portion of the Term Loan remains outstanding."

          b. Section 2.6(b) shall be replaced in its entirety with the following:

               "(b) Letter of Credit Fee. Except as provided in clause (c) below, Borrower shall pay Agent, for the ratable benefit of the Lender Group a fee (in addition to the charges, commissions, fees and costs set forth therein) equal to 6% per annum times the amount of the undrawn Letters of Credit."

          c. Debtors shall deposit the sum of $5 million in a deposit account acceptable to Agent, which account shall be subject to a control agreement acceptable to Agent (the "Deposit Amount"). The Deposit Amount shall be increased by $1 million beginning on August 1, 2000, and on the first day of each month thereafter as long as any of the Obligations are owing.

     6. AGREEMENT AS EXECUTORY; NO NOVATION.

          a. Debtors and Lenders hereby agree that the obligations of Debtors hereunder and under the Loan Documents as amended hereby are all executory and that this Agreement shall be considered for all purposes, including assumption or rejection under Section 365 of the Bankruptcy Code, to be an executory contract and the Loan Documents shall be considered to be executory agreements relating to the extension of financial accommodations unless this Agreement and the Loan Documents are terminated by Lenders pursuant to the terms hereof or thereof.

          b. Debtors and Lenders further agree that in no event shall the effect of this Agreement be deemed to be a novation of the Loan Documents, the intent of Debtors and Lenders hereunder being to confirm the obligations of Debtors under the Loan Documents as amended hereby, with all of the terms and provisions of the Loan Documents remaining in full force and effect save and except those modified by the Amendments.

     7. CONDITIONS PRECEDENT.

     Debtors and Lenders hereby agree that each of the Amendments and the waiver by Lender are expressly conditioned upon the fulfillment and satisfaction, in form and substance acceptable to Agent in its sole discretion, of each and all of the following conditions precedent:

          a. This Agreement shall have been fully executed; and

          b. Debtors shall have complied with Section 5(c) of this Agreement.

     8. REPRESENTATIONS AND WARRANTIES.

     Debtors represent and warrant to Lenders that:

          a. Each and all of the Loan Documents and this Agreement are valid, binding and enforceable against Debtors in accordance with their terms.

          b. The  amount of  Debtors'  obligation  to Lenders is as set forth in
Section 3 hereto.

          c. No defaults, breaches or failures exist or have occurred and are continuing under the Loan Documents except for the Existing Defaults.

          d. Debtors have all necessary capacity, power and authority to execute, deliver and perform its obligations under this Agreement, and Debtors are in good standing in such jurisdiction and in every other in which it conducts business.

          e. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action, by Debtors and each of the officers of Debtors executing this Agreement. Each such officer has been authorized by Debtors to execute and deliver this Agreement.

          f. Except as previously disclosed to Lenders, there exist no defaults under any material agreements to which Debtors are a party.

          g. Except as previously disclosed to Lenders, there exist no lawsuits, legal, governmental, judicial or other proceedings, investigations or similar matters pending or threatened against Debtors.

     9. AFFIRMATIVE AND NEGATIVE COVENANTS.

          Debtors hereby covenant and agree:

          a. Each and every agreement, security interest, benefit, and other item granted or delivered or to be granted or delivered to Lenders hereunder shall remain in full force and effect.

          b. Debtors shall cause to be delivered to Lenders such reports, financial statements and other information in form, content and frequency as required by Lenders.

          c. Debtors agree not to transfer any of their monies or other assets except in the usual and ordinary course of their business, will make no extraordinary payments of any type whatsoever, and will not increase any compensation or pay any bonuses to its officers or directors unless and until the Obligations are paid in full.

     10. EVENTS OF DEFAULT.

     Debtors and Lenders hereby agree that the occurrence of any of the following shall constitute an event of default ("Event of Default") hereunder:

          a. Any Additional Default.

          b. The failure by Debtors to fulfill any of their obligations hereunder.

          c. The breach by Debtors of any representation or warranty hereunder.

          d. Debtors shall be the subject of any voluntary or involuntary petition in bankruptcy, receivership, assignment for the benefit of creditors or any similar insolvency proceeding.

          e. There occurs any material impairment in the prospects of repayment of the obligations of Debtors to Lenders in addition to the Existing Defaults.

     11. REMEDIES.

     Upon the occurrence of an Event of Default as defined hereunder, Lenders may, at their election and without notice to or demand upon Debtor, exercise any and all rights and remedies provided for under the Loan Documents, terminate their obligations under this Agreement, enforce any of their rights against all collateral security for the obligations of Debtors pursuant to the terms of the applicable Loan Documents and pursuant to applicable law, and exercise such other rights and remedies as may be available to Lenders at law, in equity, or otherwise.

     12. ADDITIONAL WAIVERS.

          a. Debtors, in light of the occurrence of the Existing Defaults, each hereby unconditionally and forever waives and renounces all rights that it may have to notification of sale, whether public or private, under the Uniform Commercial Code and the Loan Documents which waiver and renouncement is hereby given in accordance with Uniform Commercial Code Section 9504(3).

          b. Debtors acknowledge that Lenders would not enter into this Agreement if, in the event of Debtors' subsequent default, Debtors could impede Lenders' exercise of their rights and remedies under this Agreement, the Loan Documents or applicable law, by seeking protection under the Bankruptcy Code. In consideration of Lenders' agreements hereunder, Debtors agree that, in the event that any of Debtors commences a voluntary case under the Bankruptcy Code, or is the subject of an involuntary case under the Bankruptcy Code, Lenders shall be entitled to an immediate hearing (on forty eight hours notice) with respect to a motion for relief from the automatic stay imposed by Bankruptcy Code section 362(a) (the "Relief Motion"), in order to enforce any and all of Lenders' rights and remedies provided under this Agreement, the Loan Documents, or applicable law. Debtors agree that "cause" for such relief exists within the meaning of Bankruptcy Code section 362(d)(1). Debtors expressly waive any rights each may otherwise have to oppose the Relief Motion, whether such motion is brought under Bankruptcy Code section 362(d)(1) and/or 362(d)(2). Further, Debtors expressly waive any rights each may have to seek injunctive relief under Bankruptcy Code section 105, and to assert Bankruptcy Rule 7065 against enforcement of, or in conflict with the provisions of, this Agreement, the Loan Documents or applicable law.

     13. GOVERNING LAW.

     This Agreement shall be deemed to have been made in the State of California and the validity, enforceability, construction, interpretation and enforcement of this Agreement and the rights of the parties hereto shall be determined under, governed by and construed in accordance with the laws of the State of California, without regard to the principles of conflicts of law.

     14. COMPLETE AGREEMENT; INTEGRATION; MERGER; NO THIRD PARTY BENEFICIARIES.

     This Agreement, and the Loan Documents, is intended by Debtors and Lenders to be the complete, integrated and final expression of their agreement. All prior understandings, whether oral or written, other than the Loan Documents, are hereby merged into this Agreement. In the event of any contradiction between any term or condition of this Agreement and a term or condition of any Loan Document, this Agreement shall control. This Agreement and the Loan Documents may only be amended by a writing executed by Lenders and Debtors. No oral amendment, waiver or other understanding with respect to the subject matter of this Agreement or the Loan Documents, whether arising prior or subsequent to the date hereof, shall be enforceable. This Agreement is entered into for the sole benefit of Debtors and Lenders and no other person or entity shall have any rights or benefits under or by reason of this Agreement.

     15. JURISDICTION AND VENUE; WAIVER OF JURY TRIAL.

          a. Debtors and Lenders agree that all actions or proceedings arising in connection with this Agreement or any of the Loan Documents shall be tried and litigated only in the state and federal courts located in the County of Los Angeles, State of California or, at the sole election of Lenders, in any other court in which Lenders shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy.

          b. DEBTORS, AND LENDERS HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION OR PROCEEDING ARISING UNDER OR WITH RESPECT TO OR IN ANY WAY RELATED TO THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS. DEBTORS OR LENDERS MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

     16. GENERAL RELEASE.

     IN CONSIDERATION OF LENDERS AGREEING TO ENTER INTO THIS AGREEMENT AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, DEBTORS EACH HEREBY RELEASE AND DISCHARGE LENDERS THEIR AGENTS, REPRESENTATIVES, OFFICERS, DIRECTORS, AND ASSIGNS, FROM ANY AND ALL CLAIMS, LIABILITIES, RIGHTS AND OBLIGATIONS, OF ANY NATURE WHATSOEVER, WHETHER SOUNDING IN TORT OR CONTRACT, ARISING PRIOR TO THE DATE HEREOF. THIS RELEASE SHALL BE EFFECTIVE NOTWITHSTANDING, AND DEBTOR AND GUARANTORS EACH HEREBY WAIVE ANY AND ALL RIGHTS ARISING UNDER OR WITH RESPECT TO, CALIFORNIA CIVIL CODE SECTION 1542 WHICH PROVIDES:

     "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

     20. LENDERS EXPENSES.

     All costs and expenses incurred by Lenders to negotiate and document this Agreement, or any other document, agreement or instrument contemplated hereby, including without limitation the legal fees and cost of Buchalter, Nemer, Fields & Younger, a Professional Corporation, shall be paid by Debtors concurrently with the execution hereof, or at the option of Lenders, shall be added to the obligations owing to Lenders under the Loan Documents, and shall thereafter bear interest as set forth therein.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed.

                                  EMPLOYEE SOLUTIONS, INC.,
                                  an Arizona corporation


                                  By: /s/ John V. Prince
                                      ------------------------------------------
                                  Title: Senior Vice President, CFO, & TREASURER


                                  E.R.C. OF INDIANA, INC.,
                                  an Indiana corporation


                                  By: /s/ John V. Prince
                                      ------------------------------------------
                                      Title: Treasurer

                                  EMPLOYEE RESOURCES CORPORATION,
                                  an Indiana corporation


                                  By: /s/ John V. Prince
                                      ------------------------------------------
                                      Title: Treasurer


                                  EMPLOYEE SOLUTIONS - EAST, INC.,
                                  a Georgia corporation


                                  By: /s/ John V. Prince
                                      ------------------------------------------
                                      Title: Treasurer


                                  EMPLOYEE SOLUTIONS - MIDWEST, INC.,
                                  a Michigan corporation


                                  By: /s/ John V. Prince
                                      ------------------------------------------
                                      Title: Treasurer


                                  EMPLOYEE SOLUTIONS - OHIO, INC.,
                                  an Indiana corporation


                                  By: /s/ John V. Prince
                                      ------------------------------------------
                                      Title: Treasurer


                                  EMPLOYEE SOLUTIONS OF ALABAMA, INC.,
                                  an Alabama corporation


                                  By: /s/ John V. Prince
                                      ------------------------------------------
                                      Title: Treasurer

                                  EMPLOYEE SOLUTIONS OF CALIFORNIA, INC.,
                                  a Nevada corporation

                                  By: /s/ John V. Prince
                                      ------------------------------------------
                                      Title: Treasurer


                                  EMPLOYEE SOLUTIONS OF TEXAS, INC.,
                                  a Texas corporation


                                  By: /s/ John V. Prince
                                      ------------------------------------------
                                      Title: Treasurer


                                  EMPLOYEE SOLUTIONS - NORTH AMERICA,
                                  INC., a Delaware corporation


                                  By: /s/ John V. Prince
                                      ------------------------------------------
                                      Title: Treasurer


                                  EMPLOYEE SOLUTIONS - SOUTHEAST, INC.,
                                  a Florida corporation


                                  By: /s/ John V. Prince
                                      ------------------------------------------
                                      Title: Treasurer


                                  ERC OF MINN INC.,
                                  a Minnesota corporation


                                  By: /s/ John V. Prince
                                      ------------------------------------------
                                      Title: Treasurer

                                  ERC OF OHIO INC.,
                                  a Michigan corporation


                                  By: /s/ John V. Prince
                                      ------------------------------------------
                                      Title: Treasurer


                                  ESI-NEVADA HOLDING COMPANY, INC.,
                                  a Nevada corporation


                                  By: /s/ John V. Prince
                                      ------------------------------------------
                                      Title: Treasurer


                                  ESI AMERICA, INC.,
                                  a Nevada corporation


                                  By: /s/ John V. Prince
                                      ------------------------------------------
                                      Title: Treasurer


                                  ESI RISK MANAGEMENT AGENCY, INC.,
                                  an Arizona corporation


                                  By: /s/ John V. Prince
                                      ------------------------------------------
                                      Title: Treasurer


                                  ESI-MIDWEST, INC.,
                                  a Nevada corporation


                                  By: /s/ John V. Prince
                                      ------------------------------------------
                                      Title: Treasurer


                                  ESI-NEW YORK, INC.,
                                  an Arizona corporation


                                  By: /s/ John V. Prince
                                      ------------------------------------------
                                      Title: Treasurer

                                  FIDELITY RESOURCES CORPORATION,
                                  an Oklahoma corporation


                                  By: /s/ John V. Prince
                                      ------------------------------------------
                                      Title: Treasurer


                                  LOGISTICS PERSONNEL CORP.,
                                  a Nevada corporation


                                  By: /s/ John V. Prince
                                      ------------------------------------------
                                      Title: Treasurer


                                  PHOENIX CAPITAL MANAGEMENT, INC.,
                                  an Indiana corporation

                                  By: /s/ John V. Prince
                                      ------------------------------------------
                                      Title: Treasurer


                                  FOOTHILL CAPITAL CORPORATION,
                                  a California corporation, as Agent
                                  and a Lender


                                  By: /s/ Amy Lam
                                      ------------------------------------------
                                      Title: Vice President/Account Executive


                                  ABLECO FINANCE LLC,
                                  a Delaware limited liability company


                                  By: /s/ Ableco Finance LLC
                                      ------------------------------------------
                                      Title: